                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 11, 2004




                                ATS MEDICAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-18602                  41-1595629
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



              3905 Annapolis Lane N., Minneapolis, Minnesota 55447
              ----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 553-7736
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is being "furnished" in accordance with Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

     99.1     Press Release, dated February 11, 2004, of ATS Medical, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION FOR A COMPLETED QUARTER

The following information is being "furnished" in accordance with Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

         On February 11, 2004, ATS Medical, Inc. issued a press release to report the Company's results of operations and financial condition for the completed fiscal quarter ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


February 11, 2004                           ATS MEDICAL, INC.



                                            By: /s/ John R. Judd
                                                ------------------------------
                                                John R. Judd
                                                Chief Financial Officer

                                  EXHIBIT INDEX


99.1     Press Release, dated February 11, 2004, of ATS Medical, Inc.